SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A
                                (Amendment No. 1)

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                               September 23, 1997
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                Date of Report (Date of earliest event reported)


                        Physician Computer Network, Inc.
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             (Exact name of registrant as specified in its charter)

                                   New Jersey
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                 (State or other jurisdiction of incorporation)

                                     0-19666
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                            (Commission file number)

                                   22-2485688
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                        (IRS Employer Identification No.)

                             1200 The American Road
                         Morris Plains, New Jersey 0790
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                    (Address of principal executive offices)

                                 (201) 490-3100
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              (Registrant's telephone number, including area code)



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          (Former name or former address, if changed since last report)







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         The Registrant's Current Report on Form 8-K dated September 23, 1997 is amended to (i) delete Item 2 in its entirety, (ii) delete Items 7(a) and 7(b) in their entirety and (iii) add an Item 5 reading in its entirety as follows:

Item 5.  Other Events

         On September 23, 1997, Physician Computer Network, Inc., a New Jersey corporation (the "Registrant"), acquired Printed Products Group, Inc., a Delaware corporation (the "Company"), pursuant to an Agreement and Plan of Merger dated September 23, 1997 (the "Merger Agreement"), by and among the Registrant, Gordon Romer (the "Shareholder"), the Company, and Solion Corp., a Delaware corporation and a wholly-owned subsidiary of the Registrant (the "Merger Sub"). The acquisition was structured as a forward merger of Company with and into the Merger Sub (the "Merger"), with the Merger Sub being the surviving corporation of the Merger and a wholly-owned subsidiary of the Registrant.

         The Merger is valued at $6,250,000 (the "Merger Consideration"), of which $3,125,000 was paid in cash and $3,125,000 was paid by delivery of 450,990 shares of the Registrant's Common Stock, par value of $.01 per share. The cash portion of the Merger Consideration was paid with the Registrant's cash on hand.

         In order to secure the Shareholder's indemnification obligations to the Registrant under the Merger Agreement, the Registrant and the Shareholder entered into a Pledge Agreement, pursuant to which the Shareholder pledged 144,316 shares of Common Stock of the Registrant.

         In connection with the Merger, the Registrant and the Shareholder entered into a Registration Rights Agreement. The Registration Rights Agreement gives the Shareholder certain demand and piggyback registration rights with respect to its shares of Common Stock of the Registrant. Expenses relating to registrations (other than selling expenses and commissions) will generally be payable by the Registrant.

         The Registrant and the Shareholder also entered into an Employment Agreement pursuant to which the Shareholder will serve as a Senior Vice President of the Registrant and as President of the Merger Sub.

         The Company is a provider of printed products and computer supplies primarily to the healthcare industry.

         The foregoing descriptions of the Merger Agreement, Pledge Agreement, Registration Rights Agreement and Employment Agreement, and the transactions contemplated thereby, do not purport to be complete and are qualified in their entirety by reference to each of such agreements, a copy of which is attached hereto.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             PHYSICIAN COMPUTER NETWORK, INC.
                                                        (REGISTRANT)


Date: October 22, 1997                        By: \s\ John F. Mortell
                                                  -----------------------------
                                                  John F. Mortell
                                                  Executive Vice President
                                                  and Chief Operating Officer

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